Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Schedule of Milestone Payments that the Group is Required to Pay up to Different Achievements	The aggregate amounts of the contingent milestone payments that the Group is required to pay up to different achievements of conditions and milestones under all license agreements in effect as of December 31, 2025 are below:
Amount
Drug molecules: up to the conditions and milestones of
From entering phase 1 to before first commercial sale	920,000
First commercial sale	800,000
Net sales amount more than certain threshold in a year	7,000,000
Subtotal	$8,720,000